CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this form 10-K, into the Company's previously filed Registration Statement Files No. 33-35516, No. 33-41455, No. 33-47502, No. 33-54206, No. 33-66040 and No. 33-92580.

                                   /s/ Arthur Andersen LLP

                                   ARTHUR ANDERSEN LLP







Orange County, California
December 13, 1996

                                   EXHIBIT 23


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